Other Long-Term Liabilities (Tables)	12 Months Ended
Dec. 31, 2013
Payables And Accruals [Abstract]
Schedule of Other Long-Term Liabilities
As at December 31,
	2012	2013	2013
	RMB	RMB	US$
Deferred revenue, non-current portion	3,047	1,992	329
Lease deposits	2,000	2,000	330
Liability arising from an unfavorable contract*	29,199	28,377	4,688
Others	400	400	66

Total	34,646	32,769	5,413

*	Pursuant to a contract entered into between CAH and New Chang’an in 2011, CAH agreed to sell certain prepaid land lease to New Chang’an for a consideration of RMB7,527 (US$1,244). This contract had not been executed upon acquisition of CAH by the Group. The excess of the fair value of the prepaid land lease over the consideration was accounted for as an unfavorable contract. As of December 31, 2012 and 2013, the carrying value of related prepaid land lease was RMB36,622 and RMB35,591 (US$5,879), respectively. The Group does not expect the transaction to be completed in 2014.